                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 14, 2003

                       SKYWAY COMMUNICATIONS HOLDING CORP.
             (Exact name of registrant as specified in its charter)

            Florida                    000-320-33             65-0881662
  (State or other jurisdiction   (Commission File Number)     (IRS Employer
        of incorporation)                                  Identification No.)

                   6021 142nd Ave North, Clearwater, FL 33760
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (727) 535-8211

                               I-TELECO.COM, INC.
              1221 BRICKELL AVENUE, SUITE 900, MIAMI, FLORIDA 33131
          (Former name or former address, if changed since last report)

Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     The Corporation issued a press release concerning its advertising contract with Central/Western Florida Bentley Automotive Dealership.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial statements of businesses acquired.

            None

        (b) Pro forma financial information.

            None

        (c) Exhibits:

            Press Release

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SKYWAY COMMUNICATIONS HOLDING CORP.
                                      (Registrant)

Date:  October 14, 2003               By: /s/ James Kent
                                          --------------
                                              James Kent, Chief Executive Officer